Exhibit 99.22

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[LOGO]	www.alliancecapital.com

October 28, 2004

THIRD QUARTER 2004 REVIEW

Lewis A. Sanders	Gerald M. Lieberman
Chief Executive Officer	Chief Operating Officer

There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice.

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Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum such as this one.

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, please refer to the Risk Factors section in Part I of Form 10-K for the year ended December 31, 2003. Any or all of the forward-looking statements that we make in Form 10-K, this presentation or any other public statements we issue may turn out to be wrong. It is important to remember that other factors besides those listed in the Risk Factors section of Form 10-K could also adversely affect our business, operating results or financial condition.

The forward-looking statements referred to in the preceding paragraph include statements regarding expected levels of general and administrative expenses and the overall effect on earnings of the sale of Alliance Capital’s cash management business to Federated Investors, Inc. (“Federated”).  General and administrative expenses, including occupancy costs, legal fees, compliance with the Sarbanes-Oxley Act of 2002, insurance recoveries and various other expenses, fluctuate from period to period due to changes in business needs and other factors.  The effect of the sale on earnings resulting from contingent payments in future periods will depend on the amount of net revenue earned by Federated, which in turn will depend on the levels of assets under management generated in Federated’s products by Alliance Capital’s former cash management clients.  The amount of capital gain realized upon closing the transaction depends on an initial payment by Federated, some of which, in certain circumstances, would need to be returned to Federated.

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Market Environment

			Annualized	Cumulative
	3Q04	1Yr	3 Yr	3 Yr

S&P 500	-1.9%	13.9%	4.0%	12.6%

MSCI EAFE	-0.3%	22.1%	9.1%	29.9%

Russell 1000 Growth	-5.2%	7.5%	1.6%	4.9%

Russell 1000 Value	1.5%	20.5%	7.6%	24.5%

Lehman Aggregate Bond	3.2%	3.7%	5.9%	18.7%

Returns through September 30, 2004

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Alliance Capital Investment Performance

•                  Overall equity performance was mixed in our Large Cap U.S. Services

•                  Continued strong performance in Global/International Value Equity and Small Cap Equity services versus benchmarks

•                  Strong absolute Fixed Income performance

•                  Blend Services – International, Global and Emerging Style services outperformed benchmarks

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Alliance Capital Third Quarter Revenues

(In $ millions, except AUM)

	3Q04	3Q03	% chg	Comments

Diluted Net Income Per Unit	$0.52	$0.00	n/m	•	Impact of ’03 SEC/NYAG
					Regulatory and Legal Reserves

Average AUM ($bn)	$480	$431	11.3%	•	Market appreciation; strong Value Equity sales offset by Growth Equity outflows

Revenues

Advisory Fees (1)	$498	$480	4.0%	•	See page 5

Distribution	109	113	-3.5	•	Lower average daily AUM; Growth Equity B-share funds

Institutional Research Svcs.	74	72	2.5	•	Higher market share offset by lower market volume and pricing

Other (2)	38	34	8.2	•	FIN 46; higher interest on investments

Total	$719	$699	2.8%

(1) Includes Base Fees, Performance Fees and Transaction Charges

(2) Includes Shareholder Servicing Revenue

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Alliance Capital Third Quarter Advisory Fees

(In $ millions, except AUM)

	3Q04	3Q03	% chg	Comments

Advisory Fees

Base Fees	$469	$436	7.7%	•	Higher average AUM partly offset by $17 million of Retail Long-Term MF fee reductions

Transaction Charges	25	34	-26.5	•	Lower Private Client & Institutional Investment Management trading volume

Performance Fees	4	10	-56.9	•	Lower Institutional Value Equity and Growth Equity partly offset by increase in Fixed Income

Total	$498	$480	4.0%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Alliance Capital Third Quarter Expenses & Net Income

(In $ millions)

	3Q04	3Q03	% chg	Comments

Employee Comp. & Benefits	$261	$200	30.5%	•	See page 7

Promotion & Servicing	178	188	-5.5	•	Lower DSC amortization and distribution payments

General & Administrative	107	85	26.7	•	See page 8

Interest	6	6	0.6

Amortization of Intangibles	5	5	-
	557	484	15.2

Charge for Mutual Fund Matters
and Legal Proceedings	-	190	-100.0

	557	674	-17.3

Income Before Taxes	162	25	n/m

Income Taxes	9	6	50.1

Net Income	$153	$19	n/m

Pre-Tax Margin (1)	22.5%	3.6%

(1) Pre-tax income as a percentage of revenues.  NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Alliance Capital Third Quarter Compensation & Benefits

(In $ millions)

	3Q04	3Q03	% chg		Comments

Base Compensation	$81	$74	9.0%	•	Merit increases, a change in the mix of staff
					and higher severance

Incentive Compensation	96	55	75.2	•	Impact of 2003 charge for MF matters

Commissions	58	50	15.9	•	Higher business volume in Institutional and
					PC channels; increased production bonus
					payments to FA’s

Fringes & Other	26	21	23.7	•	Higher recruitment fees and payroll taxes

Total	$261	$200	30.5%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Alliance Capital Third Quarter G& A Expenses

(In $ millions)

	3Q04	3Q03	% chg	Comments

General & Administrative

Office & Related	$44	$40	11.4%	•	Higher occupancy costs (HQ) and
					Scranton lease payments

Technology	21	20	0.3

Professional Fees	12	9	36.2	•	SOX 404, higher legal fees and
					compliance

Portfolio Services	9	8	15.1

Minority Interest	7	1	n/m	•	FIN 46

Other	14	7	112.6	•	Impairment write down of NYSE
					and Chicago seats; write off of
					Scranton fixed assets
	$107	$85	26.7%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Alliance Holding Financial Results

(In $ millions, except per Unit Amounts)

	3Q04	3Q03	% chg	2Q04	% chg

Equity in Earnings	$48	$6	n/m	$52	-1.8%

Income Taxes	6	6	6.6	6	-4.2

Net Income	$42	$0	n/m	$42	-1.5

Diluted Net Income Per Unit	$0.52	$0.00	n/m	$0.53	-1.9

Distribution Per Unit	$0.52	$0.57	-8.8%	$0.53	-1.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Growth in Non-U.S. Assets

$438 Billion at September 30, 2003		$487 Billion September 30, 2004

By Service

[CHART]	Non-U.S.	[CHART]
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By Client Domicile

[CHART]	Non-U.S.	[CHART]
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Assets are categorized by country domicile of client accounts.

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Assets Under Management by Investment Orientation

as of September 30, 2004

SERVICE	AUM

• Value	$172
		[CHART]
• Growth	120

• Fixed Income	168

• Index / Structured	27

TOTAL	$ 487

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Changes in Assets Under Management by Investment
Orientation

Three Months Ended September 30, 2004

(In $ millions)

	Value	Growth	Fixed
	Equity	Equity	Income	Passive	Total

Beginning of Period	$165,201	$126,185	$160,873	$28,352	$480,611

Long-Term Flows
Sales/New accounts	6,552	3,570	3,219	170	13,511
Redemptions/Terminations	(2,022)	(5,008)	(3,647)	(1,328)	(12,005)
Cash flow	338	(1,463)	4,589	101	3,565
Unreinvested dividends	-	-	(336)	-	(336)
Net new long-term inflows(outflows)	4,868	(2,901)	3,825	(1,057)	4,735
Cash Management, net	-	-	(614)	-	(614)
Market appreciation (depreciation)	2,367	(3,541)	3,838	(419)	2,245
End of Period	$172,436	$119,743	$167,922	$26,876	$486,977

% change from beg. of period	4.4%	-5.1%	4.4%	-5.2%	1.3%
% total (end of period)	35.4%	24.6%	34.5%	5.5%	100.0%

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Changes In Assets Under Management By Investment

Orientation

Twelve Months Ended September 30, 2004

(In $ millions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total

Beginning of Period	$130,469	$119,594	$162,391	$25,310	$437,764
Long-Term Flows
Sales/New accounts	28,701	18,617	14,547	1,081	64,946
Redemptions/Terminations	(9,282)	(26,945)	(17,107)	(2,013)	(55,347)
Cash flow	(690)	(7,489)	6,002	(1,100)	(3,277)
Unreinvested dividends	(8)	-	(1,004)	-	(1,012)
Net new long-term inflows(outflows)	18,721	(15,817)	2,438	(2,032)	3,310
Cash Management, net	-	-	(2,795)	-	(2,795)
Transfers(1)	(2,885)	2,885	-	-	-
Market appreciation	26,131	13,081	5,888	3,598	48,698
End of Period	$172,436	$119,743	$167,922	$26,876	$486,977

% change from beg. of period	32.2%	0.1%	3.4%	6.2%	11.2%
% total (end of period)	35.4%	24.6%	34.5%	5.5%	100.0%

(1) Transfer of 50% of the assets under management in the Bernstein International Equity mutual funds from a value orientation to a growth orientation.

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Institutional Investment Management – Third Quarter Highlights

			Ended September 30, 2004
			3 Months	12 Months
•	Expansion of Fixed Income	(in $ billions)
	mandates with AXA Insurance
	affiliates	Beginning AUM	$272	$245

•	Strong inflows into	Net Long-Term Flows	5	3
	International/Global Value Equity
	services	Appreciation	2	31

•	Blend Equity services garner	Ending AUM	$279	$279
	assets at an increasing rate
		% Change	2.7%	13.7%
•	Attrition in U.S. Growth Equity	% Total	57.3%	57.3%
	services continued

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Retail Asset Management – Third Quarter Highlights

•	Redemptions continued to slow,		Ended September 30, 2004
	however, new sales remained		3 Months	12 Months
	depressed	(in $ billions)

		Beginning AUM	$154	$146
•	Wealth Strategies Series gross
	sales surpassed $1 Billion since	Net Long-Term Flows	(2)	(5)
	September 2003 launch
		Cash Management, Net	(1)	(3)

•	Continued strength in Regent	Appreciation	-	13
	managed account services driven
	by continued outperformance,	Ending AUM	$151	$151
	particularly in Core Equity
		% Change	-1.6%	3.9%
		% Total	31.1%	31.1%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Private Client Asset Management – Third Quarter Highlights

			Ended September 30, 2004
•	Net asset inflows into Value		3 Months	12 Months
	Equity, Growth Equity and Fixed	(in $ billions)
	Income services driven by advisor
	productivity	Beginning AUM	$55	$47

•	Opened Tampa and Boston	Net Long-Term Flows	1	5
	offices in 3Q; Philadelphia on
	schedule for 4Q	Appreciation	1	5

		Ending AUM	$57	$57
	• Approved 3 new offices for
	’05, including Atlanta and San	% Change	2.9%	21.1%
	Diego	% Total	11.6%	11.6%

•	Initiative to restructure pricing
	launched in October

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

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Changes in Assets Under Management by Channel

Three Months Ended September 30, 2004

(In $ millions)

	Institutional		Private
	Inv Mgmt	Retail	Client	Total

Beginning of Period	$271,790	$153,723	$55,098	$480,611
Long-Term Flows
Sales/New accounts	6,973	4,688	1,850	13,511
Redemptions/Terminations	(5,974)	(5,648)	(383)	(12,005)
Cash flow	4,477	(824)	(88)	3,565
Unreinvested dividends	(1)	(204)	(131)	(336)
Net new long-term inflows(outflows)	5,475	(1,988)	1,248	4,735
Cash Management, net	-	(614)	-	(614)
Market appreciation	1,788	128	329	2,245
End of Period	$279,053	$151,249	$56,675	$486,977

% change from beg. of period	2.7%	-1.6%	2.9%	1.3%
% total (end of period)	57.3%	31.1%	11.6%	100.0%

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Changes In Assets Under Management By Channel

Twelve Months Ended September 30, 2004

(In $ millions)

	Institutional		Private
	Inv Mgmt	Retail	Client	Total

Beginning of Period	$245,376	$145,580	$46,808	$437,764
Long-Term Flows
Sales/New accounts	31,373	23,413	8,160	62,946
Redemptions/Terminations	(26,438)	(26,627)	(2,282)	(55,347)
Cash flow	(1,925)	(602)	(750)	(3,277)
Unreinvested dividends	(1)	(802)	(209)	(1,012)
Net new long-term inflows(outflows)	3,009	(4,618)	4,919	3,310
Cash Management, net	-	(2,795)	-	(2,795)
Market appreciation	30,668	13,082	4,948	48,698
End of Period	$279,053	$151,249	$56,675	$486,977

% change from beg. of period	13.7%	3.9%	21.1%	11.2%
% total (end of period)	57.3%	31.1%	11.6%	100.0%

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Institutional Research Services – Third Quarter Highlights

•                                Increased market share more than offset declines in market volume and pricing

•                                Recognized for research excellence in the 2004 Institutional Investor All-America Research poll

•                          Advanced to 9th from 13th in sell-side rankings – best ever result

•                          70% of SCB analysts acknowledged for research excellence

•                  Five analysts ranked “best-in-class” in their respective sectors

•                  Six analysts ranked either 2nd or 3rd

•                  Five analysts ranked as “runner-up”

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Relative Performance (1)  – Institutional Value Equity

	Institutional Equity Composites vs. Benchmarks

				Small		Emerging
	Strategic	Diversified	Relative	Mid Cap	International	Market
	Value(2)	Value(2)	Value(2)	Value(3)	Value(4)	Value(5)

3Q04	-2.3	-1.3	-2.4	-0.6	+2.2	+6.1

YTD	-1.7	-0.9	-2.9	+0.2	+3.6	+3.3

1yr	-3.1	-1.8	-5.5	+1.5	-0.4	+13.9

3yr	+0.5	+1.4	-1.7	+0.9	+4.0	+8.3

5yr	+ 2.5	+3.1	+0.9	-	+3.4	+6.2

10yr	-0.4	-	-	-	+2.8	-

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Value (3) vs. Russell 2500 Value (4) vs. MSCI EAFE, International Value-Developed (5) vs. MSCI Emerging Markets Composite and benchmark data through 9/30/04. Performance is preliminary.

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Relative Performance (1) – Institutional Blend Equity

	Institutional Composites vs. Benchmarks

				Emerging	U.S.	Global
	U.S. Style	Int’l Style	Global Style	Market Style	Structured	Structured
	Blend(2)	Blend(3)	Blend(4)	Blend(5)	Equity(6)	Equity(7)

3Q04	-1.0	+0.9	+1.4	+2.7	-0.6	-0.9

YTD	-0.3	0.0	+1.7	+2.8	-0.6	-0.6

1yr	-1.7	-1.8	+1.2	+7.9	-1.8	-1.8

3yr	-	-	-	-	-0.4	+0.5

5yr	-	-	-	-	+0.7	-

Since	-0.2	+2.6	+1.5	+7.5	+0.9	+0.7
Inception

Note: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after management fees (2) vs. S&P500 (3) vs. MSCI EAFE (4) vs. MSCI World for Global Products. (5) vs. MSCI EMF for Emerging Market Products (6) vs. S&P 500 (7) vs. MSCI World (Net).  Composite and benchmark data through 9/30/04.  Performance is preliminary.

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Relative Performance (1) – Institutional Growth Equity

	Institutional Equity Composites vs. Benchmarks

						Emerging
	Large Cap	Multi Cap	Mid Cap	Small Cap	Intl Lg Cap	Market
	Growth(2)	Growth(3)	Growth (4)	Growth(5)	Growth(6)	Growth(7)

3Q04	+0.4	-1.5	-4.1	+2.5	+1.1	-0.0

YTD	+0.6	+4.8	-1.0	+1.4	+1.7	+2.6

1yr	-1.0	+5.0	+3.4	+5.9	+1.5	+0.5

3yr	-2.8	+3.6	+3.7	+0.3	+2.5	+4.5

5yr	+0.1	+2.5	+6.8	+7.9	+4.6	+4.6

10yr	+1.7	+1.2	-	+7.8	+3.3	+4.3

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees. (2) vs. Russell 1000 Growth (3) vs. Russell 3000 Growth (4) vs. Russell Mid CapGrowth (5) vs. Russell 2000 Growth (6) vs. MSCI EAFE Growth (net) (7) vs. MSCI Emerging Markets Gross Composite and benchmark data through 9/30/04. Performance is preliminary.

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Relative Performance (1) – Institutional Fixed Income

	Institutional Fixed Income Composites vs. Benchmarks

		Core	Corp	High		Emerging
	Core Plus(2)	Mortgage(3)	Bonds(4)	Yield(5)	Global(6)	Market(7)

3Q04	-0.2	+0.3	+0.2	-0.5	-0.1	-0.1

YTD	-0.1	+0.4	+0.3	-2.1	+0.1	-1.1

1yr	+0.5	+0.4	+0.4	-2.8	+0.2	+0.7

3yr	-0.2	+0.9	+0.5	-3.4	+0.1	+7.3

5yr	-0.2	+0.4	+0.6	-2.0	-0.2	+5.5

10yr	+0.3	-	+0.4	+0.8	-0.0	+3.8

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees. (2) vs. Lehman US Aggregate Unhedged (3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged (4) vs. Custom Corporate Index (5) vs. Custom High Yield Index (6) vs. JPM Global Bond Unhedged (7) vs. JPM EMBI Global (4/1/04-Pres)/JPM EMBI Plus (SI to 3/31/04).

Composite and benchmark data through 9/30/04. Performance is preliminary.

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Relative Performance (1) – Retail Value Equity

Retail Mutual Funds vs. Lipper Averages

	Value (Lg Cap)(2)	Growth & Income(3)	Small Cap Value(4)	Intl Value(5)	Global Value(6)	Balanced(7)

3Q04	+0.5	-0.1	+0.2	+5.2	+0.9	+1.2

YTD	+1.1	+0.2	+0.6	+3.8	+1.8	+2.1

1yr	+1.0	-1.2	+3.9	+3.2	+2.5	+3.3

3yr	+3.0	-1.2	+4.3	+7.4	+0.8	+2.1

5yr	-	+1.1	-	-	-	+4.1

10yr	-	+2.4	-	-	-	+2.3

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees. (2) vs. Large Cap Value average; if compared to Multi Cap Value average, YTD would be -0.13, 1 yr would be -0.22, and 3 yr would be 0.66 (3) vs. Large Cap Value average (4) vs. Mid Cap Value average (5) vs. International Multi Value average (6) vs. Global Multi Value average (7) vs. Balanced average
Source: Alliance Capital and Lipper
Mutual fund performance and Lipper data through 9/30/04.

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Relative Performance (1) – Retail Growth Equity

Retail Mutual Funds vs. Lipper Averages

	Premier Growth (Lg Cap)(2)	Growth (Multi Cap)(3)	Mid Cap Growth(4)	Small Cap Growth(5)	Global Growth Research(6)	Regent Lg- Cap Core(7)

3Q04	-0.5	-2.3	-3.6	+2.4	+0.6	+0.7

YTD	+0.6	+3.3	+0.5	+2.9	-0.3	+7.2

1yr	-0.8	+3.1	+6.3	+ 7.5	-1.3	+10.1

3yr	-4.1	+1.0	+6.0	+1.3	-	+4.8

5yr	-4.3	-1.9	-0.9	-2.7	-	+3.7

10yr	+1.1	-2.4	-0.2	-1.1	-	+2.9

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees (2) vs. Large Cap Growth average (3) vs. Multi Cap Growth average (4) vs. Mid Cap Growth average (5) vs. Small Cap Growth average. Formerly named Quasar (6) vs. Global Multi Growth Equity average. Formerly named Global Growth Trends (7) vs. S&P 500; Represents Regent separately managed account service. Net performance is inclusive of the investment management fee only. It does not include the total service fee typically associated with a traditional wrap account that may range from 2.0 - 3.0%.

Source: Alliance Capital, Lipper, and S&P
Mutual fund performance and Lipper data through 9/30/04.

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Relative Performance (1) – Retail Fixed Income

Retail Fixed Income Funds vs. Lipper Averages

	Corporate Bond(2)	Americas Gov’t Income(3)	Emerging Market Debt(4)	High Yield(5)	Bernstein Short Duration Plus(6)	ACMGI- American Income -OS(7)

3Q04	+1.3	+1.6	-0.1	-1.0	0.0	+2.1

YTD	+1.7	+1.0	-0.5	-1.7	0.0	+1.0

1yr	+3.3	-1.1	+0.6	-2.1	+0.1	+3.2

3yr	+1.0	-0.6	+4.5	-0.5	+0.4	+4.9

5yr	+0.6	+3.1	+3.1	-2.9	+0.1	+3.4

10yr	+0.4	+3.0	+1.4	0.0	0.0	+2.2

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees. (2) vs. Corporate Debt Funds BBB-Rated average (3) vs. Global Income Funds average (4) vs. Emerging Markets Debt average (5) vs. High Current Yield average (6) vs. Short Investment Grade Debt average (7) vs. Global Bond US Dollar average

Source: Alliance Capital and Lipper
Composite and benchmark data through 9/30/04. Performance is preliminary.

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Absolute Performance (1) – Private Client

	YTD	3Q04	1 Yr	3 Yr	5 Yr

All Balanced Accounts(2)	+2.4	+0.7	+10.8	+6.7	+5.1

Global Balanced Benchmark(3)	+2.3	+0.6	+10.9	+6.0	+2.1

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees. (2) All Balanced Accounts include those accounts with any combination of equity and fixed income in any percentage mix. (3) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Lipper Intermediate Debt Fund Average

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Annualized Fee Base

By Channel and	9/30/04 vs. 9/30/03
Investment Orientation
(In $ millions)	$1,940 mm	$1,794 mm

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(1) Annualized Fee Base is defined as period end AUM times contractual annual fee rates; assumes no change in AUM or fee rates for one year.

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Trends in Headcount

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FIN 46 IMPACT

(In $ millions, unaudited)

	Pre FIN 46	FIN 46 Effect	Consolidated
Revenues
Base Fee	$493	$1	$494
Performance Fee	4	-	4
Distribution	109	-	109
Other	105	7	112
	711	8	719
Expenses
Employee Comp & Benefits	260	1	261
General and Administrative	100	7	107
Other	189	-	189
	549	8	557

Income Before Taxes	162	-	162
Taxes	9	-	9
Net Income	$153	$0	$153

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Alliance Capital (The Operating Partnership)

Consolidated Balance Sheet

(In $ thousands, Unaudited)

	9/30/04	12/31/03
Assets
Cash and investments	$ 1,214,477	$ 624,729
Cash and securities, segregated	1,181,369	1,285,801
Receivables, net	2,301,920	2,290,075
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	331,200	346,725
Deferred sales commissions, net	280,692	387,218
Other	344,689	360,464
Total Assets	$ 8,531,004	$ 8,171,669

Liabilities and Partners’ Capital
Liabilites:
Payables	$ 3,080,142	$ 3,141,579
Accounts payable and accrued expenses	250,637	524,703
Accrued compensation and benefits	546,557	311,075
Debt	406,851	405,327
Other	172,466	10,516
Total Liabilities	4,456,653	4,393,200

Partners’ Capital	4,074,351	3,778,469
Total Liabilities and Partners’ Capital	$ 8,531,004	$ 8,171,669

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Alliance Capital (The Operating Partnership)

Consolidated Cash Flow

(In $ thousands, Unaudited)

	9/30/04	9/30/03

Cash Flows From Operating Activities:
Net Income	$476,945	$276,307
Non-cash items:
Amortization and depreciation
Amortization of deferred sales commissions	138,475	157,794
Amortization of deferred compensation	80,047	95,961
Other depreciation and amortization	51,304	54,253
Other, net	29,825	(6,182)
Changes in assets and liabilities	(163,091)	157,084
Net cash provided by operating activities	613,505	735,217

Cash Flows From Investing Activities:
Purchase of investments, net	(21,561)	(41,491)
Proceeds from sale of investments	20,054	3,711
Additions to furniture, equipment and leaseholds, net	(33,849)	(20,571)
Net cash used in investing actvities	(35,356)	(58,351)

Cash Flows From Financing Activities:
Proceeds from issuance of debt	2,005,907	1,277,923
Repayment of debt	(2,006,000)	(1,300,000)
Distributions to partners, net	(231,901)	(404,420)
Other	4,212	(52,933)
Net cash used in financing activities	(227,782)	(479,430)

Effect of exchange rate change on cash and cash equivalents	1,869	5,976

Net increase in cash and cash equivalents	352,236	203,412
Cash and cash equivalents at the beginning of period	502,858	417,758
Cash and cash equivalents the end of period	$855,094	$621,170

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Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.               Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•                    mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•                    cash management products such as money market funds and deposit accounts,

•                    mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•                    managed account products;

2.               Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•                    separate accounts,

•                    mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•                    sub-advisory relationships resulting from the efforts of the institutional marketing department,

•                    structured products, and

•                    group trusts;

3.               Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•                    separate accounts,

•                    hedge funds and

•                    certain other vehicles; and

4.               Institutional Research Services provided to institutional clients by means of:

•                    in-depth research,

•                    portfolio strategy,

•                    trading and

•                    brokerage-related services.

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